UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 17, 2011

SILGAN HOLDINGS INC.
(Exact name of Registrant as specified in its charter)

Delaware	000-22117	06-1269834
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4 Landmark Square, Stamford, Connecticut	06901
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (203) 975-7110

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1–Business and Operations

Item 1.02.  Termination of a Material Definitive Agreement.

On June 17, 2011, Silgan Holdings Inc. (“Silgan”) received notice that Graham Packaging Company Inc. (“Graham Packaging”) terminated the Agreement and Plan of Merger (the “Merger Agreement”), dated as of April 12, 2011, between Silgan and Graham Packaging, pursuant to Section 7.01(e) thereof. In connection with the termination of the Merger Agreement, Graham Packaging paid to Silgan a termination fee of $39.5 million. Silgan issued a press release on June 17, 2011 announcing such termination of the Merger Agreement, which is attached hereto as Exhibit 99.1. A description of the terms of the Merger Agreement was included in Item 1.01 of the Current Report on Form 8-K filed by Silgan with the Securities and Exchange Commission on April 18, 2011.

The termination of the Merger Agreement also resulted in the termination of the financing commitments, as amended and restated, entered into among Silgan, Bank of America, N.A., Merrill Lynch, Pierce, Fenner & Smith Incorporated, Deutsche Bank AG New York Branch, Deutsche Bank Securities Inc., Citigroup Global Markets Inc., Wells Fargo Bank, N.A. and Wells Fargo Securities, LLC, in order to finance the merger contemplated by the Merger Agreement (the “Merger”) and the transactions contemplated in connection with the Merger.

In connection with the execution of the Merger Agreement, Silgan entered into a Voting Agreement (the “Blackstone Voting Agreement”), dated as of April 12, 2011, with Blackstone Capital Partners III Merchant Banking Fund L.P. (“BCPM”), Blackstone Offshore Capital Partners III L.P. and Blackstone Family Investment Partnership III L.P. (collectively, the “Blackstone Entities”), pursuant to which the Blackstone Entities agreed, amongst other things, to vote their shares of common stock of Graham Packaging in favor of the adoption of the Merger Agreement. In accordance with its terms, the Blackstone Voting Agreement is no longer in effect as a result of the termination of the Merger Agreement.

In connection with the execution of the Merger Agreement, Silgan also entered into (i) a Stockholders Agreement (the “New Stockholders Agreement”), dated as of April 12, 2011, with BCPM and R. Philip Silver and D. Greg Horrigan, Non-Executive Co-Chairmen of the Board of Silgan, (ii) a Letter Agreement (the “Letter Agreement”), dated as of April 12, 2011, with BCPM and (iii) a Registration Rights Agreement (the “Registration Rights Agreement” and, together with the New Stockholders Agreement and the Letter Agreement, the “Ancillary Agreements”), dated as of April 12, 2011, with the Blackstone Entities. Each of the Ancillary Agreements would have become effective only upon the consummation of the Merger. As a result of the termination of the Merger Agreement, none of the Ancillary Agreements will become effective.

Section 9–Financial Statements and Exhibits

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.1	Press Release dated June 17, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILGAN HOLDINGS INC.

By:	/s/ Frank W. Hogan, III
Frank W. Hogan, III
Senior Vice President, General Counsel
and Secretary

Date: June 17, 2011

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated June 17, 2011.

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